Supplement dated December 14, 2018 to the
current Statutory Prospectus of the
PGIM Short-Term Corporate Bond Fund (the “Fund”)

The revisions described herein are effective on or about December 14, 2018. This supplement amends and supersedes any contrary information relating to any share class offered by the Fund contained within the Fund’s Summary Prospectus and Statutory Prospectus and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund’s Summary Prospectus and Statutory Prospectus, as applicable, and retain it for future reference.

1.	The disclosure in the fourth paragraph in the section of the Prospectus entitled How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares is deleted and replaced with the following disclosure:

Transactions in the PGIM money market funds, exchange traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this policy. In addition, transactions by affiliated PGIM funds or certain unaffiliated funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

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